Table of Contents

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 10, 2002

NEW JERSEY RESOURCES CORPORATION
(Exact name of registrant as specified in its charter)

New Jersey (State or other jurisdiction of incorporation)	1-8359 (Commission File Number)	22-2376465 (IRS Employer Identification No.)

1415 Wyckoff Road Wall, New Jersey (Address of principal executive offices)		07719 (Zip Code)

(732) 938-1480 (Registrant’s telephone number, including area code)

Table of Contents

Item 7. Financial Statements and Exhibits

(a)	None.

(b)	None.

(c)	Exhibits:

Exhibit 99.01: Press Release (furnished pursuant to Item 9).

Exhibit 99.02: “Another Record Year” Presentation to the New York Financial Community.

Item 9. Regulation FD Disclosure

On January 10, 2002, the registrant issued a press release with regard to a meeting with New York security analysts. The press release is furnished herewith as exhibit 99.01

On January 10, 2002 the registrant presented to New York security analysts a summary of fiscal 2001 results. The slides used at the meeting are furnished herewith as exhibit 99.02.

The press release and the presentation to the New York security analysts are incorporated by reference in this Item 9. The furnishing of these materials is not intended to constitute a representation that such furnishing is required by Regulation FD or that the materials include material investor information that is not otherwise publicly available. In addition, all of the information in the presentation materials is presented as of January 10, 2002, and the registrant does not assume any obligation to update such information in the future.

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NEW JERSEY RESOURCES CORPORATION

Date: January 10, 2002	By:	/s/ Glenn C. Lockwood Glenn C. Lockwood Senior Vice President, Chief Financial Officer and Treasurer

Exhibit	Description

99.01	Press Release (furnished pursuant to Item 9).

99.02	“Another Record Year” Presentation to the New York Financial Community (furnished pursuant to Item 9).